UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2024

Clean Energy Special Situations Corp.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40757	85-3501488
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

c/o Graubard Miller 405 Lexington Avenue, 44th Floor New York, NY 10174
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 818-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, $0.0001 par value, and one-half of one redeemable warrant	SWSSU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	SWSS	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for common stock at an exercise price of $11.50 per share	SWSSW	The Nasdaq Stock Market LLC

Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12B-2 of the Securities Exchange act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On May 23, 2024, Clean Energy Special Situations Corp. (the “Company”) received a notification letter (the “May 2024 Notification Letter”) from the Listing Qualifications Department (the “Staff”) of the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq’s continued listing standards (the “Rules”), because the Company had not filed its Form 10-Q for the period ended March 31, 2024 (the “Q1 10-Q”). The May 2024 Notification Letter noted that this delinquency serves as an additional basis for delisting the Company’s securities from Nasdaq.

In connection with a previous notification letter dated April 23, 2024 citing delinquencies by the Company in not paying certain fees required by Listing Rule 5250(f) and not filing its Annual Report on Form 10-K for the period ended December 31, 2023, the Company had requested a hearing to appeal the Staff’s determination before a Nasdaq Hearings Panel, which is scheduled to occur on June 11, 2024. The delinquency noted in the May 2024 Notification Letter will also be considered by the Nasdaq Hearings Panel.

The Company is considering all options available to it to ensure compliance with all applicable criteria for continued listing on Nasdaq. There can be no assurance, however, that the Nasdaq Hearings Panel will grant the Company’s request for continued listing or that the Company will evidence compliance within any extension period that may be granted by the Nasdaq Hearings Panel. There can be no assurance that the appeal will be successful.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2024, the board of directors of the Company (the “Board”) accepted the resignation of Nicholas Parker as a member of the Board and all committees thereof, effective as of May 23, 2024. Mr. Parker’s decision to resign from the Board was not related to any disagreements with the Company on any matter relating to its operations, policies, or practices or any issues regarding financial disclosures, accounting, or legal matters.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 28, 2024, the Company held a special meeting of stockholders (the “Special Meeting”). An aggregate of 5,473,935 shares of common stock of the Company (the “Common Stock”), which represented a quorum of the outstanding Common Stock entitled to vote as of the record date of May 1, 23024, were represented in person or by proxy at the Special Meeting.

The Company’s stockholders voted on the following proposal at the Special Meeting, which was approved:

Proposal No. 1 – The Extension Amendment Proposal – a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company has to consummate an initial business combination (the “Extension”) from May 28, 2024 to August 28, 2024 with the ability to further extend such date up to four times by one month each (so a maximum of through December 28, 2024), at the discretion of the Company’s Board (the “Extended Date”) (the “Extension Amendment Proposal”). The following is a tabulation of the votes with respect to the Extension Amendment Proposal, which was approved by the Company’s stockholders:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
5,464,308	9,627	0	0

In connection with the Special Meeting, the Company filed an amendment to the Charter with the Secretary of State of the State of Delaware to effectuate the Extension. A copy of the amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 29, 2024, the Company issued a press release announcing the May 2024 Notification Letter (the “Press Release”). A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 7.01 and in Exhibit 99.1 attached hereto is furnished pursuant to the rules and regulations of the SEC and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

The information in this Form 8-K and the attached Press Release include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements other than statements of historical fact included in the Press Release and Form 8-K regarding our business strategy, plans, goal, and objectives are forward-looking statements. When used in the Press Release and this Form 8-K, the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “budget,” “target,” “aim,” “strategy,” “plan,” “guidance,” “outlook,” “intent,” “may,” “should,” “could,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. We caution you that these forward-looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond our control. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as to the date of this Form 8-K and the attached Press Release, respectively.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to Amended and Restated Certificate of Incorporation, dated May 28, 2024
99.1	Press Release, dated May 29, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAN ENERGY SPECIAL SITUATIONS CORP.

Date: May 29, 2024	By:	/s/ Raghunath Kilambi
Raghunath Kilambi Chief Executive Officer

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